UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

ORCHARD THERAPEUTICS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-38722	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Hammersmith Road

London W6 8PW

United Kingdom

(Address of Principal Executive Offices; Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 203 808 8286

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing ten ordinary shares, nominal value £0.10 per share	ORTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 19, 2023, Orchard Therapeutics plc (the “Company”) held a meeting of shareholders convened with the permission of the High Court of Justice of England and Wales (the “Court” and, such meeting, the “Court Meeting”) and a general meeting of shareholders (the “General Meeting” and, together with the Court Meeting, the “Shareholder Meetings”), in each case in connection with the previously announced transaction whereby Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha) (“Kyowa Kirin”) and/or its nominee will acquire, subject to the terms and conditions of the Transaction Agreement, dated October 5, 2023, between the Company and Kyowa Kirin, the entire issued and to be issued share capital of the Company (the “Transaction”) pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement”).

At the Shareholder Meetings, all of the resolutions set forth in each of the Notice of General Meeting and Notice of Court Meeting (together, the “Notices”) sent to shareholders and filed in the Company’s definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission on November 16, 2023 (the “Proxy Statement”) were duly proposed and passed.

As of 6:30 p.m. (London time) on December 15, 2023, the voting record time for the Shareholder Meetings, the Company’s issued share capital consisted of 182,228,713 ordinary shares carrying one vote each. 115,302,615 ordinary shares of the Company were voted by shareholders present in person or by proxy at the Court Meeting. 115,278,795 ordinary shares of the Company were voted by shareholders present in person or by proxy on the special resolution at the General Meeting, and 113,200,315 ordinary shares of the Company were voted by shareholders present in person or by proxy on the ordinary resolution at the General Meeting. All votes at both the Court Meeting and the General Meeting were conducted on a poll. The total number of record shareholders present and voting by proxy includes one record shareholder who gave instructions for votes to be cast both in favor of the resolution and against the resolution. Where a record shareholder cast votes both for and against the resolution (whether directly or by multiple proxies on its behalf), the record shareholder was considered as voting in favor of the resolution if their votes in favor of the resolution exceeded their votes against the resolution, and otherwise against.

The final results of voting on each of the items submitted to a vote of the Company’s shareholders at the Court Meeting and the General Meeting are set forth below.

Court Meeting

Resolution: To approve (with or without modification) the Scheme of Arrangement between the Company and the holders of the Scheme Shares (as defined in the Scheme of Arrangement).

The Company’s shareholders approved the resolution with the following results:

For	Against
115,139,105	163,510

Of the 23 record shareholders voting on the resolution, 23 record shareholders voted in favor of the resolution and 0 record shareholders voted against the resolution.

General Meeting

Special Resolution: To implement the Scheme of Arrangement, as set out in the Notice of General Meeting, including authorizing the Company’s directors (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect and the amendment to the articles of association of the Company as set out in the Notice of General Meeting which is set out in the Proxy Statement.

The Company’s shareholders approved the special resolution with the following results:

For	Against	Withheld
115,112,285	166,510	2,670

Ordinary Resolution: To approve the non-binding advisory proposal to approve certain compensation arrangements as set out in the Notice of General Meeting as set out in the Proxy Statement.

The Company’s shareholders approved the ordinary resolution (on a non-binding, advisory basis) with the following results:

For	Against	Withheld
98,485,961	14,714,354	2,081,150

Further information regarding each of the foregoing resolutions is set forth in the Notices and Proxy Statement.

Item 7.01	Regulation FD Disclosure.

All shareholder and regulatory approvals required for the Transaction have now been obtained. The completion of the Transaction remains subject to the sanction by the Court and other customary closing conditions. The Court hearing to sanction the Transaction is currently scheduled for January 22, 2024, and the completion of the Transaction is expected to occur shortly thereafter in accordance with the expected timetable as set out in the Proxy Statement.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01	Other Events.

Scheme Court Hearing Timing and Attendance

The Court has listed the hearing of the Company’s application to sanction the Scheme of Arrangement for January 22, 2024 (the “Scheme Court Hearing”). Details of the Scheme Court Hearing (including the time and name of the Judge) will be available on the Business and Property Courts Rolls Building Cause List (under the heading “Insolvency & Companies Court List (Chancery Division)”) at https://www.gov.uk/government/publications/business-and-property-courts-rolls-building-cause-list on the day before the Scheme Court Hearing. The dates and times are indicative only and are subject to change. Any person is entitled to attend the Scheme Court Hearing and may obtain a link to attend remotely by writing to the Chancery Division Listings Office at: chanceryjudgeslisting@justice.gov.uk who will put them in touch with the relevant person. Any Scheme Shareholder (as defined in the Scheme of Arrangement) wishing to make submissions at the Scheme Court Hearing should also write to the Company’s solicitors, Slaughter and May, by 12:00 p.m. (London time) on January 16, 2024, at: OTXSanctionHearing@slaughterandmay.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on Orchard’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results, such as statements about the anticipated timing of the completion of the Transaction, including in connection with the sanction of the High Court of Justice of England and Wales and the satisfaction of other closing conditions to consummate the Transaction. These and other forward-looking statements, are not guarantees of future results and are inherently subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Factors that may affect the future results of the Company are set forth in the Company’s filings with the SEC, including the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in the SEC, filings cited above are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company’s business, financial conditions or operating results, may emerge from time to time. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHARD THERAPEUTICS PLC

Date: December 19, 2023	By:	/s/ Frank E. Thomas
Frank E. Thomas
President and Chief Operating Officer